UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2017

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Birmingham 50 Purchase and Sale Agreement

On September 6, 2017, Reven Housing Alabama, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Company”), entered into a Single Family Homes Real Estate Purchase and Sale Agreement (the “Birmingham 50 Agreement”) with A&J Investments, LLC, an Alabama limited liability company, and MFJ, LLC, an Alabama limited liability company (collectively, the “Birmingham 50 Sellers”), to purchase a portfolio of up to 50 single-family homes located in the Birmingham, Alabama metropolitan area from the Birmingham 50 Sellers. The Birmingham 50 Sellers are unaffiliated with the Company. The Birmingham 50 Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 7, 2017.

On December 14, 2017, the Company and the Birmingham 50 Sellers entered into an Amendment to the Birmingham 50 Agreement, pursuant to which the parties amended the Birmingham 50 Agreement to extend the Company’s due diligence period and the closing date to no later than December 15, 2017 and December 29, 2017, respectively.

The foregoing description of the amendment to the Birmingham 50 Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.1.

Birmingham 40 Purchase and Sale Agreement

On October 12, 2017, the Company entered into a Single Family Homes Real Estate Purchase and Sale Agreement (the “Birmingham 40 Agreement”) with multiple parties (collectively, the “Birmingham 40 Sellers”), to purchase a portfolio of up to 40 single-family homes located in the Birmingham, Alabama metropolitan area from the Birmingham 40 Sellers. The Birmingham 40 Sellers are unaffiliated with the Company. The Birmingham 40 Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 13, 2017

On December 14, 2017, the Company and the Birmingham 40 Sellers entered into an Amendment to the Birmingham 40 Agreement, pursuant to which the parties amended the Birmingham 40 Agreement to extend the Company’s due diligence period and the closing date to no later than January 31, 2018.

The foregoing description of the amendment to the Birmingham 40 Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit 10.1	Amendment to Real Estate Purchase and Sale Agreement (Birmingham 50) dated December 14, 2017.
Exhibit 10.2	Amendment to Real Estate Purchase and Sale Agreement (Birmingham 40) dated December 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: December 18, 2017	/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer